Exhibit 99.3

Unaudited Consolidated Pro Forma Balance Sheet as of September 30, 2012

	Lone Wolf, Inc.	Mimvi , Inc.		Consolidated
	September 30, 2012	September 30, 2012	Eliminations	September 30, 2012
	Unaudited	Unaudited		Unaudited
ASSETS
Current Assets
Cash	$-	$300,136		$300,136
Accounts Receivable	5,000	-		5,000
Prepaid expenses	-	260,750		260,750
Total current assets	5,000	560,886		565,886
Other Assets
Investments	8,360	-		8,360
Total Other Assets	8,360	-		8,360
TOTAL ASSETS	$13,360	$560,886		$574,246
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable and accrued expenses	$38,726	$1,086,604		$1,125,330
Due to Mimvi, Inc.	79,000	-	1. 79,000	-
Book Overdraft	332			332
Due to related party	1,216	-		1,216
Convertible Notes Payable	33,500	100,000		133,500
Total current liabilities	152,774	1,186,604		1,260,378
Equity
Preferred stock	100,000		2. 100,000	-
Common stock	900,000		2. 900,000	-
Additional paid-in-capital	-	8,880,835	2. (1,000,000)	9,880,835
Common stock	-	56,935	-	56,935
Loan receivable	-	(79,000)	1. (79,000)	-
Deficit accumulated during development stage	(1,142,549)	(9,484,488)		(10,627,037)
Other comprehensive income	3,135	-		3,135
Liabilities and stockholders' deficit	(139,414)	(625,718)		(686,132)
TOTAL LIABILITIES & EQUITY	$13,360	$560,886	$-	$574,246

Notes:

1.	Eliminate the loan balance as of September 30, 2012
2.	Adjust the consolidated equity as of September 30, 2012

Exhibit 99.3, (continued)

Unaudited Consolidated Pro Forma Balance Sheet as of December 31, 2011

	Lone Wolf, Inc.	Mimvi , Inc.		Consolidated
	December 31, 2011	December 31, 2011	Eliminations	December 31, 2011
	Unaudited	Unaudited		Unaudited
ASSETS
Current Assets
Cash	$-	$-		$-
Accounts Receivable	2,280	-		2,280
Prepaid expenses	-	329,467		329,467
Total current assets	2,280	329,467		331,747

Equipment, net	1,800	-		1,800

Other Assets
Investments	5,225	-		5,225
Due from shareholder	4,973	-		4,973
Total Other Assets	10,198	-		10,198
TOTAL ASSETS	$12,478	$329,467		$341,945
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable and accrued expenses	$11,029	$910,248		$921,277
Book Overdraft	512	382		894
Notes payable, net of unamortized discount of $2,500	-	75,000		75,000
Notes Payable, related party	-	25,000		25,000
Total current liabilities	11,541	1,010,630		1,022,171
Equity
Preferred stock	100,000	-	1. (100,000)	-
Common stock	-	42,555		42,555
Additional Paid-in-capital	-	6,697,834	1. 100,000	6,797,834
Common stock escrowed as collateral for note payable	(62,500)		(62,500)
Deficit accumulated during development stage	(99,063)	(7,359,052)		(7,458,115)
Liabilities and stockholders' deficit	937	(681,163)		(680,226)
TOTAL LIABILITIES & EQUITY	$12,478	$329,467	$-	$341,945

Notes:

1.	Adjust the consolidated equity as of December 31, 2011

Exhibit 99.3, (continued)

Unaudited Consolidated Pro Forma Statements of Operations for the nine months ended September 30, 2012

	For the Nine Months Ended September 30, 2012
	Lone Wolf, Inc.	Mimvi , Inc.		Consolidated
	Unaudited	Unaudited	Eliminations	Unaudited

Revenue	$35,685	$-	$-	$35,685.00

Operating expenses
Executive compensation	-	177,440	-	177,440
Legal & professional fees	131,665	549,967	-	681,632
Stock compensation expense	-	948,581	-	948,581
General and administrative expenses	55,173	162,850	-	218,023
Total operating expenses	186,838	1,838,838	-	2,025,676

Loss from operations	(151,153)	(1,838,838)		(1,989,991)

Other expenses
Loss on extinguishment of debt	-	224,969	-	224,969
Interest expense	-	61,629	-	61,629
Total other expenses	-	286,598	-	286,598

Net loss	$(151,153)	$(2,125,436)	$-	$(2,276,589)

Exhibit 99.3, (continued)

Unaudited Consolidated Pro Forma Statements of Operations for the year ended December 31, 2011

	For the Year Ended December 31, 2011
	Lone Wolf, Inc.	Mimvi , Inc.		Consolidated
	Unaudited	Unaudited	Eliminations	Unaudited

Revenue	$35,685	$70,575	$-	$106,260

Operating expenses
Executive compensation	-	35,000	-	35,000
Legal & professional fees	219,285	631,129	-	850,414
Stock compensation expense	-	3,125,904	-	3,125,904
Loss on disposal of equipment	-	8,341	-	8,341
General and administrative expenses	66,012	366,150	-	432,162
Total operating expenses	285,297	4,166,524	-	4,451,821

Loss from operations	(249,612)	(4,095,949)	-	(4,345,561)

Other expenses
Interest expense	-	30,509	-	30,509
Total other expenses	-	30,509	-	30,509
				-
Net loss	$(249,612)	$(4,126,458)	$-	$(4,376,070)